SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


            _________________________________________




                           FORM 8-K/A

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
May 24, 1993


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                           1-8822
68-0306514
(State or other                         (Commission
(I.R.S. Employer
jurisdiction of                         File Number)
Identification No.)
incorporation)



3658 Mt. Diablo Blvd., Suite 210, Lafayette, California
94549
(Address of principal executive officer)
(Zip Code)


Registrant telephone number, including area code:
(510) 283-8910








The undersigned Registrant hereby supplements the following items, financial statements, exhibits or other portions of its Report on Form 8-K, dated May 24, 1994, as set forth in the pages attached hereto:

Item 7. Financial Statement and Exhibits is supplemented by the following:

     Historical Summary of Gross Income and Direct Operating
     Expenses for the Year Ended December 31, 1993 (see attachment)

     Estimated Taxable Operating Results and Cash to be Made
     Available by Operations for the Year Ended December 31,
     1993 (see attachment)

     Proforma Financial Information (see below)

     Proforma Financial Information

     In lieu of proforma financial statements, the following narrative describes the proforma financial statement effects resulting from the Registrant's acquisition of Dupont
     Industrial Center.

     Had this transaction taken place as of March 31, 1994, certain proforma effects would have been reflected in the balance sheet of the Registrant as of March 31, 1994. Rental property would be increased in the amount of $9,931,000, cash would be increased by $284,000, other assets would be decreased in the amount of $164,000, bank loan payable would be increased in the amount of $9,945,000 and tenant deposits and other liabilities would be increased in the amount of $106,000.

     Had this transaction taken place as of January 1, 1993, certain proforma effects would have been reflected in the statement of operations of the Registrant for the year ended December 31, 1993. Rent and other revenues would be increased in the amount of $814,000; depreciation expense would be increased in the amount of $141,000; and operating expenses would be increased in the amount of $490,000. Net income reported for that period would be increased by $183,000.

     Had this transaction taken place as of January 1, 1994, certain proforma effects would have been reflected in the statement of operations of the Registrant for the three months ended March 31, 1994. Rent and other revenues would be increased in the amount of $204,000; depreciation expense would be increased in the amount of $35,000 and operating expenses would be increased in the amount of $123,000. Net income reported for that period would be increased by $46,000.









                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              BEDFORD PROPERTY INVESTORS, INC.



By:______________________________________
                                 Jay Spangenberg
                                 Chief Financial Officer

Date:___________________________








                    Dupont Industrial Center

             HISTORICAL SUMMARY OF GROSS INCOME AND
                    DIRECT OPERATING EXPENSES

                  Year Ended December 31, 1993




                            CONTENTS


Independent Auditors' Report                           1




Historical Summary of Gross Income                          2
  and Direct Operating Expenses


Notes to Historical Summary of Gross Income
  and Direct Operating Expenses                             2
















                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of Dupont Industrial Center (the Property) for the year ended December 31, 1993. The Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current Report on Form 8-K of Bedford Property Investors, Inc.) and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of Dupont
Industrial Center for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



San Francisco, California                         KPMG Peat
Marwick
May 26, 1994












                                1


                    Dupont Industrial Center

               Historical Summary of Gross Income
                  and Direct Operating Expenses

                  Year Ended December 31, 1993

Revenues:

    Rental income                                       $693,786
    Common area reimbursement                            112,422
    Other
                                                           8,165


                                                         814,373

Operating expenses:

    Real property tax                                    278,864
    Repairs and maintenance                              106,778
    Utilities                                             43,354
    Insurance                                             32,538
    Legal and accounting                                   6,103
    Other
                                                          22,662


                                                         490,299

Operating Income
                                                        $324,074


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.  Property and Basis of Accounting
 The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Dupont Industrial Center, a suburban industrial complex located in Ontario, California, with approximately 452,000 rental square feet.

 In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

 The acquisition of the property may result in a new valuation for purposes of determining future property tax assessments.

  Rental income is recognized on a straight line basis over the terms of the related leases. For 1993, the aggregate contractual rentals exceeded rental income by $43,457.



                                2



                    Dupont Industrial Center

             Estimated Taxable Operating Results and
             Cash to be Made Available by Operations

                  Year Ended December 31, 1993

Revenues:

    Rental income                                      $737,333
    Common area reimbursement                           112,422
    Other
                                                          8,165


                                                        857,920
Operating Expenses:

    Real property tax                                   278,864
    Repairs and maintenance                             106,778
    Utilities                                            43,354
    Insurance                                            32,538
    Administration                                        6,103
    Other
                                                         22,622


                                                        490,299

Cash Available from Operations                          367,621

Depreciation Expense
                                                        162,648

Taxable Income
                                                       $204,973




NOTE: Pro forma cash available from operations for 1993 (derived from budget forecasts and actual amounts may vary) is shown above. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code ("Code") REIT provisions. That is, Bedford Property Investors, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Bedford Property Investors, Inc. intends to make distributions in order to maintain its REIT status. These dividends paid to the REIT shareholders are taxable to the shareholders upon distribution.